Exhibit 10(m)

TWELFTH AMENDMENT TO SECOND AMENDED

AND RESTATED LOAN AGREEMENT

THIS TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (“Twelfth Amendment”) is made and entered into as of the 30 day of January, 2004, by and between Equus II Incorporated, a Delaware corporation, with offices and place of business at 2929 Allen Parkway, Houston, Texas 77019 (hereinafter called “Borrower”) and Banc of America Strategic Solutions, Inc., with offices at 101 North Tryon Street, NC1-001-13-26, Charlotte, North Carolina 28255 (hereinafter called “Lender”). For and in consideration of the mutual covenants and agreements herein contained, Borrower and Lender hereby amend as of the date of this Agreement that certain Second Amended and Restated Loan Agreement between Borrower and Lender dated as of the 1st day of June, 1999, as previously amended (“Loan Agreement”), in the following respects:

Section 1. Amendments to Loan Agreement.

A. Section 1.2 is amended to delete the definitions of “Maturity Date” and replace it with the following:

“Maturity Date” means March 15, 2004.

B. The definition of “Facility A Note” in the Loan Agreement is hereby amended to read as follows:

“Facility A Note” means the Facility A promissory note of the Borrower in the maximum principal amount of $6,600,834.

Section 1.2. Extension Fee.

Borrower and Lender hereby agree that a fee in the amount $10,000.00 will be paid to Lender upon closing of this transaction. Borrower and Lender further agree that a fee in the amount of $15,000.00 will be paid to Lender on March 15, 2004 if the Facility A Note, in the principal amount of $6,600,834.00 of even date herewith, has not been paid in full on or before March 15, 2004.

Section 2. Closing.

The closing of the transactions contemplated by this Twelfth Amendment is subject to the satisfaction of the following conditions.

2.1 Counsel to Lender. All legal matters incident to the transactions herein contemplated shall be satisfactory to Gardere Wynne Sewell LLP, counsel to the Lender.

2.2 Required Documents.

(a) The Lender shall have received certified copies of resolutions of the Board of Directors of the Borrower in form and substance satisfactory to Lender with respect to authorization of this Twelfth Amendment, the Facility A Note of the Borrower dated the date hereof in favor of the Lender in the original principal amount of $6,600,834.00 (the “Note”), and the Ratification of Security Agreement-Pledge dated as of the date hereof (the “Ratification of Security Agreement”).

(b) The Lender shall have received fully executed copies of this Twelfth Amendment, the Note, the Ratification of Security Agreement and the other instruments or certificates related hereto together with the true signatures of such officers.

(c) The Lender shall have received originals of all certificates, notes or other instruments subject to the Security Agreement - Pledge dated as of March 18, 1996 between Borrower and Lender, as ratified by the Ratification of Security Agreement.

Section 3. Ratification. Except as amended hereby, the Loan Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Loan Agreement and the Security Instruments, including but not limited to the Security Agreement-Pledge, are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

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Section 4. Defined Terms. All terms used in this Twelfth Amendment which are defined in the Loan Agreement shall have the same meaning as in the Loan Agreement, except as otherwise indicated in this Twelfth Amendment.

Section 5. Multiple Counterparts. This Twelfth Amendment may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 6. Applicable Law. This Twelfth Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

Section 7. Final Agreement. THE WRITTEN LOAN AGREEMENTS IN CONNECTION WITH THIS TWELFTH AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDER AND THE BORROWER.

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IN WITNESS WHEREOF, the parties have caused this Twelfth Amendment to be executed by their duly authorized officers as of the 30th day of January, 2004.

EQUUS II INCORPORATED

By: /s/ Nolan Lehmann
Name:	Nolan Lehmann
Title:	President

BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By: /s/ David Strickert
Name:	David Strickert
Title:	SVP

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PROMISSORY NOTE

[Facility A Note]

$6,600,834	January 30, 2004

FOR VALUE RECEIVED, after date, without grace, in the manner, on the dates and in the amounts so herein stipulated, the undersigned, EQUUS II INCORPORATED, a Delaware corporation, acting by and through its duly authorized officer (“Borrower”), PROMISES TO PAY TO THE ORDER OF BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (“Lender”), in Houston, Harris County, Texas, the sum of SIX MILLION SIX HUNDRED THOUSAND EIGHT HUNDRED THIRTY-FOUR AND 00/100 DOLLARS ($6,600,834.00) or, if less, the aggregate unpaid principal amount of advances made by Lender to Borrower pursuant to this Note, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and to pay interest on the unpaid principal amount from date until maturity at a rate equal to the Stated Rate (as defined in the Loan Agreement described herein), not to exceed the maximum non-usurious interest rate permitted by applicable law from time to time in effect as such law may be interpreted, amended, revised, supplemented or enacted (“Maximum Rate”), provided that if at any time the Stated Rate exceeds the Maximum Rate then interest hereon shall accrue at the Maximum Rate. In the event the Stated Rate subsequently decreases to a level which would be less than the Maximum Rate or if the Maximum Rate applicable to this Note should subsequently be changed, then interest hereon shall accrue at a rate equal to the applicable Maximum Rate until the aggregate amount of interest so accrued equals the aggregate amount of interest which would have accrued at the Stated Rate without regard to any usury limit, at which time interest hereon shall again accrue at the Stated Rate. This Note is payable as follows:

(i) accrued and unpaid interest shall be due and payable on the last day of each month; and (ii) the entire balance of principal and accrued interest shall be due and payable on March 15, 2004.

It is agreed that time is of the essence of this agreement. In the event of default in the payment of any installment of principal or interest when due or in the event of any other default hereunder, Lender may accelerate and declare this Note immediately due and payable without notice. Any failure to exercise this option shall not constitute a waiver by Lender of the right to exercise the same at any other time.

In the event of default in the making of any payment herein provided, either of principal or interest, or in the event this Note is declared due, interest shall accrue at Prime Rate plus 6% not to exceed the Maximum Rate.

Borrower hereby agrees to pay all expenses incurred, including reasonable attorneys’ fees, all of which shall become a part of the principal hereof, if this Note is placed in the hands of an attorney for collection or if collected by suit or through any probate, bankruptcy or any other legal proceedings.

Interest charges will be calculated on amounts advanced hereunder on the actual number of days these amounts are outstanding on the basis of a 360-day year, except for calculations of the Maximum Rate which will be on the basis of a 365-day or 366-day year, as is applicable. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provision to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, no such provision shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Note or in any of the documents securing payment hereof or otherwise relating hereto, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower, endorsers or guarantors, nor their heirs, legal representatives, successors or assigns nor any other party liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrower, and (4) the provisions of this Note and any documents securing payment of this Note shall be automatically reformed so that the effective rate of interest shall be reduced to the Maximum Rate. For the purpose of determining the Maximum Rate, all interest payments with respect to this Note shall be amortized, prorated and spread throughout the full term of the Note so that the effective rate of interest on account of this Note is uniform throughout the term hereof.

Borrower agrees that the Maximum Rate to be charged or collected pursuant to this Note shall be the applicable indicated rate ceiling as defined in the Texas Finance Code, as supplemented by Article ID.003 of the Texas Credit Title, provided that Lender may rely on other applicable laws, including without limitation laws of the United States, for calculation of the Maximum Rate if the application thereof results in a greater Maximum Rate. Except as provided above, the provisions of this Note shall be governed by the laws of the State of Texas.

Each maker, surety, guarantor and endorser (i) waives demand, grace, notice, presentment for payment, notice of intention to accelerate the maturity hereof, notice of acceleration of the maturity hereof and protest, (ii) agrees that this Note and the liens securing its payment may be renewed, and the time of payment extended from time to time, without notice and without releasing any of the foregoing, and (iii) agrees that without notice or consent from any maker, surety, guarantor, or endorser, Lender may release any collateral which may from time to time be pledged to secure repayment of this Note, or may release any party who might be liable for this Note. Borrower grants to Lender a lien on any of Borrower’s funds which may from time to time be deposited with Lender.

Borrower may prepay this Note, in whole or in part, at any time prior to maturity without penalty, and interest shall cease on any amount prepaid. Any partial prepayment shall be applied toward the payment of the principal installments last maturing on the Note, that is, in the inverse order of maturity, without reducing the amount or time of payment of the remaining installments.

The principal of this Note represents funds which Lender will advance to Borrower from time to time upon request of Borrower. Any part of the principal may be repaid by Borrower and thereafter reborrowed, provided the outstanding principal amount of this Note shall never exceed the face amount of this Note. Each advance shall constitute a part of the principal hereof and shall bear interest from the date of the advance. The provisions of Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, et seq., as may be amended, shall not apply to this Note or to any of the security documents executed in connection with this Note.

This Note is the Facility A Note referred to in, is subject to, and is entitled to the benefits of, the Second Amended and Restated Loan Agreement dated June 1, 1999 between Borrower and Lender, as that Second Amended and Restated Loan Agreement may be amended, modified or supplemented from time to time (the “Loan Agreement”). The Loan Agreement contains, among other things, provisions for the acceleration of the maturity hereof upon the occurrence of certain stated events. This Note is given in replacement and extension of that certain Revolving Note A of Borrower in favor of Lender previously delivered pursuant to the Loan Agreement. The liens securing the payment of such prior Notes are not released but are hereby ratified and carried forward to secure this Note.

This Note is entitled to the benefits of and security afforded by the Security Agreement-Pledge dated March 18, 1996 between Borrower and Lender, as that Security Agreement-Pledge may be ratified, amended, modified or supplemented from time to time. This Note is subject to the provisions contained in the foregoing security instrument which, among other things, provides for acceleration of the maturity hereof upon the occurrence of certain events.

This Note is given in renewal, decrease and extension, but not novation or discharge, of that certain promissory note dated November     , 2003, executed by Borrower and payable to Lender in the amount of $10,000,000. The liens securing the payment of the prior promissory note are not released but are hereby ratified and hereby carried forward to secure this Note.

Borrower represents and warrants that this loan is for business, commercial, investment or similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code.

EQUUS II INCORPORATED, a Delaware corporation

By:	/s/ Nolan Lehmann
Name:	Nolan Lehmann
Title:	President

NOTICE OF FINAL AGREEMENT

TO:   EQUUS II INCORPORATED

2929 Allen Parkway, Suite 2500

Houston, Texas 77019

(collectively, whether one or more, “Borrower”)

As of the effective date of this Notice, Borrower and BANC OF AMERICA STRATEGIC SOLUTIONS, INC. (“Lender”) have consummated a transaction pursuant to which Lender has agreed to make a loan or loans to Borrower, or to renew and extend an existing loan or loans to Borrower, in an aggregate amount up to $6,600,834.00 (collectively, whether one or more, the “Loan”).

In connection with the Loan, Borrower and Lender and the undersigned guarantors and other obligors, if any (collectively, whether one or more, “Other Obligor”) have executed and delivered certain agreement, instruments and documents (collectively hereinafter referred to as the “Written Loan Agreement”).

It is the intention of Borrower, Lender and Other Obligor that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, Lender and Other Obligor each warrants and represents that the entire agreement made and existing by or among Borrower, Lender and Other Obligor with respect to the Loan is contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises have been made by, or exist among, Borrower, Lender and Other Obligor that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Effective Date: January 30th, 2004.

ACKNOWLEDGED AND AGREED:

Borrower:		Lender:

EQUUS II INCORPORATED		BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By:	/s/ Nolan Lehmann	By:	/s/ David Strickert
Name:	Nolan Lehmann	Name:	David Strickert
Title:	President	Title:	SVP

Other Obligor:

N/A

RATIFICATION OF SECURITY AGREEMENT-PLEDGE

This Ratification of Security Agreement-Pledge (“Ratification”) is made and entered into as of the 30 day of January, 2004, by and between EQUUS II INCORPORATED (“Pledgor”) with offices and place of business at 2929 Allen Parkway, Suite 2500, Houston, Texas 77019 and BANC OF AMERICA STRATEGIC SOLUTIONS, INC., with offices at 101 North Tryon Street, NC1-001-13-26, Charlotte, North Carolina 28255 (hereinafter called “Lender”). For and in consideration of the mutual covenants and agreements herein contained, Pledgor and Lender hereby ratify as of the date of this Ratification that certain Security Agreement-Pledge (“Security Agreement”) between Pledgor and Lender dated the 18th day of March, 1996, as that Security Agreement has been amended or modified from time to time, and agree that the Collateral, as such term is defined in such Security Agreement, shall secure Pledgor’s obligations pursuant to (i) that certain Facility A Note dated January     , 2004 in the maximum principal amount of $6,600,834.

Except as expressly modified hereby, the Security Agreement shall remain unchanged and the terms, conditions, representations, warranties, and covenants of said Security Agreement are true as of the date hereof, are ratified and confirmed in all respects and shall be continuing and binding upon the parties.

This Ratification may be executed by the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

This Ratification shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with the laws of the State of Texas.

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IN WITNESS WHEREOF, the parties have caused this Ratification to be executed by their duly authorized officers as of the 30th day of January, 2004.

EQUUS II INCORPORATED

By:	/s/ Nolan Lehmann
Name:	Nolan Lehmann
Title:	President

Address:

2929 Allen Parkway, Suite 2500 Houston, Texas 77019

BANC OF AMERICA STRATEGIC SOLUTIONS, INC.

By:	/s/ David Strickert
Name	David Strickert
Title:	SVP

Address:

101 North Tryon Street
NC1-001-13-26
Charlotte, North Carolina 28255

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